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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JUNE 16, 2005
                                                  ------------------------------

                       INKINE PHARMACEUTICAL COMPANY, INC.
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               (Exact name of registrant specified in its charter)


           NEW YORK                      000-24972                13-3754005
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


      1787 SENTRY PARKWAY WEST, BUILDING 18, SUITE 440
                  BLUE BELL, PENNSYLVANIA                             19422
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          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone, including area code: (215) 283-6850
                                             -----------------------------------


                                 NOT APPLICABLE.
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         (Former name and former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [_]   Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [_]   Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         [_]   Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         [_]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS.

         InKine Pharmaceutical Company, Inc. (the "Company") announced on June 16, 2005 that the Philadelphia Court of Common Pleas entered a final judgment order approving the settlement of the Company's class action litigation related to the denial of certain claimed preemptive rights. The Court determined that the settlement was fair, reasonable and adequate to the members of the class. The settlement, together with costs incurred by the Company in the litigation, is being funded by a third party.

         The Court's judgment becomes unappealable after 30-days. There can be no assurance that the judgment will not be appealed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INKINE PHARMACEUTICAL COMPANY, INC.


Date: June 21, 2005                 By:    ROBERT F. APPLE
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                                    Name:  Robert F. Apple
                                    Title: Chief Operating and Financial Officer